Exhibit 10.5

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of June 24, 2026, by and among CIM Real Estate Finance Trust, Inc., a Maryland corporation (“CMFT”), and the Holders (as defined below). Certain capitalized terms used herein shall have the meanings ascribed to such terms in Section 1.

RECITALS:

WHEREAS, CIM Group Holdings, LLC, a Delaware limited liability company (“CIM Group Holdings” or the “CIM Contributor”), CMFT and CIM Finance Holdings, LP, a Delaware limited partnership (the “Operating Partnership”), have entered into a Contribution and Subscription Agreement, dated as of the date hereof (the “Contribution Agreement”), pursuant to which the CIM Contributor contributed, transferred and conveyed all of its right, title and interest in CIM Group Investments, LLC and CIM Group Management, LLC to the Operating Partnership and delivered other consideration in exchange for newly issued Class A-1 Limited Partnership Units and Class A-2 Limited Partnership Units in the Operating Partnership (“New OP Units”) and shares of voting preferred stock, par value $0.01 per share of CMFT (“CMFT Voting Preferred Shares”), subject to the terms and conditions set forth therein; and

WHEREAS, as an inducement to the CIM Contributor to enter into the Contribution Agreement and consummate the transactions contemplated thereby, CMFT has agreed to grant the registration rights set forth herein for the benefit of the Holders.

NOW, THEREFORE, in consideration of the foregoing and the covenants of the parties set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereby agree as follows:

Section 1. Certain Definitions. In this Agreement, the following terms have the following respective meanings:

“AAA” has the meaning ascribed to it in Section 14(a)(ii).

“Action” means any action, cause of action, claim, demand, litigation, suit, investigation, review, grievance, citation, summons, subpoena, inquiry, audit, hearing, originating application to a tribunal, arbitration or other similar proceeding of any nature, whether civil, criminal, regulatory, administrative or otherwise, or whether in equity or at law, in contract, in tort or otherwise, in each case, by or before or otherwise involving a Governmental Entity or arbitration or similar tribunal (whether public or private).

“Agreement” has the meaning ascribed to it in the Preamble.

“Alternative Transactions” means agented transactions, block trades, sales directly into the market, purchases or sales by brokers, derivative transactions, short sales, stock loan or stock pledge transactions and sales not involving a Public Offering.

“Arbitration Demand Notice” has the meaning ascribed to it in Section 14(a)(ii)(A).

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 on Form S-3ASR.

“Board” means the board of directors of CMFT.

“Business Day” means any day other than (i) a Saturday or a Sunday or (ii) a day on which banks in New York, New York, USA are authorized or required by law to be closed.

“CIM Contributor” has the meaning ascribed to it in the Recitals.

“CIM Group Holdings” has the meaning ascribed to it in the Recitals.

“Class A Limited Partnership Units” has the meaning ascribed to it in the Limited Partnership Agreement.

“Class A-1 Limited Partnership Units” means the Class A Limited Partnership Units designated as “Class A-1 Limited Partnership Units” pursuant to the Limited Partnership Agreement.

“Class A-2 Limited Partnership Units” means the Class A Limited Partnership Units designated as “Class A-2 Limited Partnership Units” pursuant to the Limited Partnership Agreement.

“CMFT” has the meaning ascribed to it in the Preamble.

“CMFT Articles Supplementary” means the Articles Supplementary to the CMFT charter relating to the CMFT Voting Preferred Shares.

“CMFT Bylaws” means the Third Amended and Restated Bylaws of CMFT.

“CMFT Common Shares” means shares of common stock, par value $0.01 per share, in CMFT.

“CMFT Voting Preferred Shares” has the meaning ascribed to it in the Recitals.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Company Notice” has the meaning ascribed to it in Section 3(b).

“Contribution Agreement” has the meaning ascribed to it in the Recitals hereof.

“Demand Notice” has the meaning ascribed to it in Section 3(a).

“Demand Registration” has the meaning ascribed to it in Section 3(a).

“Demand Registration Statement” means any registration statements of CMFT filed under the Securities Act, covering the resale of any of the Registrable Securities pursuant to Section 3 of this Agreement and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Demand Requesting Holders” has the meaning ascribed to it in Section 3(b).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Existing OP Limited Partnership Agreement” means the Second Amended and Restated Limited Partnership Agreement of CIM Real Estate Finance Operating Partnership, LP, dated as of June 24, 2026, by and among CRI REIT IV, LLC, a Delaware limited liability company, the Operating Partnership and the limited partners thereto, as may be hereafter amended from time to time.

“FINRA” means the Financial Industry Regulatory Authority.

“Governmental Entity” means any domestic or non-U.S. legislative, administrative or regulatory authority, agency, commission, body, court or other governmental or quasi-governmental entity of competent jurisdiction, including any supranational body.

“Holder” means each Person holding Registrable Securities, including (i) the CIM Contributor, (ii) each Person listed on Schedule I hereto, as may be amended from time to time to reflect transferees permitted by Section 13, and (iii) each Person holding Registrable Securities as a result of a transfer, distribution or assignment to that Person of Registrable Securities (other than pursuant to an effective Resale Registration Statement or Rule 144), which, for the avoidance of doubt, includes any “Permitted Transferees” as defined in the Limited Partnership Agreement; provided, that, if applicable, such transfer, distribution or assignment is made in accordance with Section 13 of this Agreement.

“Indemnified Party” has the meaning ascribed to it in Section 11(c).

“Indemnifying Party” has the meaning ascribed to it in Section 11(c).

“Law” or “Laws” means any law, statute, ordinance, common law, rule, regulation, Order or other legal requirement enacted, issued, promulgated, enforced or entered by a Governmental Entity of competent jurisdiction.

“Limited Partnership Agreement” means the Second Amended and Restated Agreement of Limited Partnership of the Operating Partnership, dated as of June 24, 2026, by and among CIM Finance Holdings GP, LLC, a Delaware limited liability company, CMFT, CIM Group Holdings and the other parties thereto, as may be hereafter amended from time to time.

“Listing Date” means the date on which CMFT Common Shares (or any successor class or series of CMFT securities) are first listed on a National Securities Exchange.

“Losses” has the meaning ascribed to it in Section 11(a).

“Majority Selling Holders” means Holder(s) who collectively own a majority of the Registrable Securities that are proposed to be included in a given Underwritten Offering of Registrable Securities.

“Maximum Number of Shares” has the meaning ascribed to it in Section 4(a).

“National Securities Exchange” means a national securities exchange registered under Section 6 of the Exchange Act.

“New OP Units” has the meaning ascribed to it in the Recitals hereof.

“Operating Partnership” has the meaning ascribed to it in the Recitals hereof.

“Order” means any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling or writ of any arbitrator, mediator or Governmental Entity.

“Permitted Transferee” means a Person to whom a Holder of Registrable Securities transfers such Registrable Securities in accordance with this Agreement, to the extent such Registrable Securities remain Registrable Securities following such transfer.

“Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

“Piggyback Holders” has the meaning ascribed to it in Section 5(a).

“Piggyback Registration” has the meaning ascribed to it in Section 5(a).

“Piggyback Registration Statement” means any registration statements of CMFT filed under the Securities Act, covering the resale of any of the Registrable Securities pursuant to Section 5 of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Piggyback Request” has the meaning ascribed to it in Section 5(a).

“Piggyback Shelf Registration Statement” has the meaning ascribed to it in Section 5(a).

“Prospectus” means the prospectus included in any Resale Registration Statement (including a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Resale Registration Statement in reliance upon Rule 430A), as amended or supplemented by any prospectus supplement or any issuer free writing prospectus (as defined in Rule 433), with respect to the offering of any portion of the Registrable Securities covered by such Resale Registration Statement, and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means the offer for sale of securities pursuant to an effective registration statement filed under the Securities Act.

“Registrable Securities” means, with respect to any Holder, (i) any CMFT Common Shares issued or issuable upon the redemption and/or exchange of New OP Units pursuant to Section 9.4 of the Limited Partnership Agreement (including in connection with a “Permitted Merger” as such term is defined therein) and (ii) any additional securities issued or issuable as a dividend or other distribution on, in exchange for, or otherwise in respect of, such CMFT Common Shares (including as a result of combinations, recapitalizations, mergers, consolidations, reorganizations, stock splits or otherwise). For the avoidance of doubt, “Registrable Securities” shall be deemed to include any CMFT Common Shares issuable upon the redemption and/or exchange of New OP Units pursuant to Section 9.4 of the Limited Partnership Agreement (and securities issuable in respect of such CMFT Common Shares pursuant to clause (ii) of the foregoing), even if an exchange and/or redemption has not yet been elected or consummated in respect of such New OP Units. Notwithstanding the foregoing, CMFT Common Shares shall cease to be Registrable Securities with respect to any Holder at the time such shares (a) have been sold pursuant to an effective Resale Registration Statement or Rule 144 or (b) are eligible to be sold without restriction or limitation thereunder on volume or manner of sale under Rule 144.

“Registration Actions” has the meaning ascribed to it in Section 6.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with the registration requirements of this Agreement, including (i) all fees of the Commission and the securities exchanges on which the Registrable Securities are listed from time to time and FINRA and all fees and expenses of any “qualified independent underwriter,” including the fees and expenses of any counsel thereto, (ii) all fees and expenses incurred in connection with compliance with federal or state securities or blue sky laws (including any registration, listing and filing fees and reasonable fees and disbursements of counsel in connection with blue sky qualification of any of the Registrable Securities and the preparation of a blue sky memorandum) and compliance with the rules of FINRA and the securities exchanges, (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, duplicating, printing, delivering and distributing any Resale Registration Statement, any Prospectus, any amendments or supplements thereto, securities sales agreements, certificates and any other documents relating to the performance under and compliance with this Agreement, (iv) security engraving and printing expenses (if any), (v) internal expenses of CMFT, the Operating Partnership and their respective subsidiaries (including, without limitation, all salaries and expenses of the officers and employees of CMFT, the Operating Partnership or their respective subsidiaries performing legal or accounting duties), (vi) all fees and expenses incurred in connection with the listing or inclusion of any of the Registrable Securities on a securities exchange pursuant to Section 8(o), as applicable, (vii) the fees and disbursements of counsel for CMFT, the Operating Partnership or their respective subsidiaries and of the independent public accountants of CMFT, the Operating Partnership or their respective subsidiaries (including the expenses of any special audit, agreed upon procedures and “cold comfort” letters required by or incident to such performance), (viii) the reasonable fees and disbursements of one counsel (along with any reasonably necessary local counsel) representing all Holders mutually agreed by the Majority Selling Holders, (ix) costs of printing and producing any agreements among underwriters, underwriting agreements, any “blue sky” or legal investment memoranda and any selling agreements and other documents in connection with the offering, sale or delivery of the Registrable Securities, (x) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering, (xi) expenses relating to any analyst or investor presentations or any “road shows” undertaken in connection with the registration, marketing or selling of the Registrable Securities, (xii) fees and expenses payable in connection with any ratings of the Registrable Securities, including expenses relating to any presentations to rating agencies, (xiii) all out-of-pocket costs and expenses incurred by CMFT, the Operating Partnership, their respective subsidiaries or their appropriate officers in connection with their compliance with Section 8(v) and (xiv) any fees and disbursements of underwriters customarily paid in issuances and sales of securities (including the fees and expenses of any experts retained by CMFT in connection with any Resale Registration Statement); provided, however, that Registration Expenses shall exclude “broker” or “underwriter” fees, discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

“Remaining Registrable Securities” has the meaning ascribed to it in Section 2(c).

“Renewal Deadline” has the meaning ascribed to it in Section 2(d).

“Requesting Holders” means the Shelf Requesting Holders or the Demand Requesting Holders, as applicable.

“Requesting Party” has the meaning ascribed to it in Section 14(a)(ii)(A).

“Resale Registration Statement” means any registration statements of CMFT filed under the Securities Act, whether a Shelf Registration Statement, Demand Registration Statement, Piggyback Registration Statement, Piggyback Shelf Registration Statement or otherwise, covering the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such registration statements, including post-effective amendments and new registration statements, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Rule 144,” “Rule 145,” “Rule 158,” “Rule 405,” “Rule 415,” “Rule 424,” “Rule 430A,” “Rule 430B” or “Rule 433,” respectively, means such specified rule promulgated by the Commission pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission as a replacement thereto having substantially the same effect as such rule.

“S-3 Shelf Eligible” means CMFT is eligible to use Form S-3 in connection with a secondary public offering of its equity securities on a delayed or continuous basis pursuant to Rule 415, in accordance with SEC Guidance.

“SEC Guidance” means (i) any publicly available written or oral interpretations, questions and answers, guidance and forms of the Commission, (ii) any oral or written comments, requirements or requests of the Commission or its staff, (iii) the Securities Act and the Exchange Act and (iv) any other rules, bulletins, releases, manuals and regulations of the Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means, if any, all underwriting or broker fees, discounts and selling commissions or similar fees or arrangements, transfer taxes allocable to the sale of the Registrable Securities included in the applicable offering and all other expenses incurred in connection with the performance by the Holders of their obligations under the terms of this Agreement.

“Shelf Public Offering” has the meaning ascribed to it in Section 2(b).

“Shelf Public Offering Notice” has the meaning ascribed to it in Section 2(b).

“Shelf Public Offering Request” has the meaning ascribed to it in Section 2(b).

“Shelf Registered Securities” means any Registrable Securities whose offer and sale is registered pursuant to a registration statement filed in connection with a Shelf Registration (including an Automatic Shelf Registration Statement).

“Shelf Registration” has the meaning ascribed to it in Section 2(a).

“Shelf Registration Conditions” has the meaning ascribed to it in Section 2(a).

“Shelf Registration Statement” means any registration statement of CMFT filed with the Commission on Form S-3 for an offering to be made on a delayed or continuous basis pursuant to Rule 415 (or any successor provision) covering the offer and sale of any of the Registrable Securities, as applicable pursuant to Section 2 of this Agreement and all amendments and supplements to any such registration statements, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all materials and documents incorporated by reference therein.

“Shelf Requesting Holders” has the meaning ascribed to it in Section 2(b).

“Suspension Notice” has the meaning ascribed to it in Section 6.

“Suspension Period” has the meaning ascribed to it in Section 6.

“Tax Receivable Agreement” means the Tax Receivable Agreement, dated as of June 24, 2026, by and among CIM Group Holdings, CMFT and the other parties thereto.

“Transaction Documents” means this Agreement, the Contribution Agreement, the Limited Partnership Agreement, the Tax Receivable Agreement, the Existing OP Limited Partnership Agreement, the CMFT Articles Supplementary and the CMFT Bylaws.

“Underwriters” means an underwriter or underwriters with respect to any Underwritten Offering.

“Underwritten Offering” means a Public Offering in which securities of CMFT are sold to Underwriters for reoffering to the public (including any underwritten “block trade”).

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 and which (a)(i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 under the Securities Act and (b) is not an “ineligible issuer” as defined in Rule 405.

Section 2. Shelf Registration Statements.

(a) Provided (i) CMFT is S-3 Shelf Eligible and (ii) a Shelf Registration on a Form S-3 registering Registrable Securities for resale is not then effective (subject to any applicable Suspension Period) (such conditions, the “Shelf Registration Conditions”), CMFT shall use reasonable best efforts to file and make effective prior to or on the Listing Date, a registration statement on Form S-3 for an offering on a delayed or continuous basis pursuant to Rule 415 (a “Shelf Registration”), with respect to all of the Registrable Securities. CMFT shall promptly give notice at least 10 Business Days prior to the anticipated filing date of such Shelf Registration to all Holders of Registrable Securities and offer such Holders the opportunity to register the number of Registrable Securities as each such Holder may request by written notice to CMFT, given within five Business Days after such Holders are given CMFT’s notice of the Shelf Registration. The “Plan of Distribution” section of a Shelf Registration Statement shall permit, in addition to firm commitment Underwritten Offerings, any other lawful means of disposition of Registrable Securities, including Alternative Transactions. With respect to each Shelf Registration, CMFT shall use reasonable best efforts to cause such Shelf Registration Statement to remain effective until the date set forth in Section 4(c). No Holder shall be entitled to include any of its Registrable Securities in a Shelf Registration unless such Holder has complied with Section 9. If permitted under the Securities Act, such Shelf Registration Statement shall be an Automatic Shelf Registration Statement. The rights of Holders with respect to any Shelf Registration shall be subject to Suspension Periods, as provided in Section 6.

(b) A Holder of Shelf Registered Securities may sell its Registrable Securities pursuant to the Shelf Registration Statement from time to time in accordance with the plan of distribution set forth in the Shelf Registration Statement. A Holder or Holders of Shelf Registered Securities may also request (the “Shelf Public Offering Request”) that a shelf take-down be in the form of an Underwritten Offering (a “Shelf Public Offering”) if the gross proceeds reasonably anticipated to be generated from the sale of the Shelf Registered Securities equals or exceeds $50 million. Promptly upon receipt of a Shelf Public Offering Request, CMFT shall provide notice (the “Shelf Public Offering Notice”) of such proposed Underwritten Offering to the other Holders holding Shelf Registered Securities. Such other Holders may, by written request to CMFT within five Business Days after receipt of such Shelf Public Offering Notice (the “Shelf Requesting Holders”), offer and sell up to all of their Shelf Registered Securities of the same class or series as the Shelf Registered Securities proposed to be sold in such Underwritten Offering. No Holder shall be entitled to include any of its Registrable Securities in a Shelf Public Offering unless such Holder has complied with Section 9. The Underwriter or Underwriters selected for such Underwritten Offering shall be selected in accordance with Section 4(b).

(c) After a Shelf Registration is declared effective, upon written request by one or more Holders (which written request shall specify the amount of such Holders’ Registrable Securities to be registered), CMFT shall, in accordance with SEC Guidance, (i) as promptly as practicable after receiving a request from a Holder that is a Permitted Transferee of a former Holder of Registrable

Securities, file a Prospectus supplement to include such Permitted Transferee as a selling stockholder in such registration statement, (ii) if it is a Well-Known Seasoned Issuer and such registration statement is an unallocated Automatic Shelf Registration Statement to which additional selling stockholders may be added by means of a Prospectus supplement under Rule 430B, as promptly as practicable after receiving such request, file a Prospectus supplement to include such Holders as selling stockholders in such registration statement, or (iii) otherwise, as promptly as practicable after the date the Registrable Securities requested to be registered pursuant to this Section 2(c) that have not already been so registered represent more than 1.5% of the outstanding Registrable Securities, file a post-effective amendment to the registration statement or a new Shelf Registration Statement, as applicable, to include such Holders in such Shelf Registration and use reasonable best efforts to have such post-effective amendment or new Shelf Registration Statement declared effective. To the extent that any registration statement with respect to a Shelf Registration is expected to no longer be usable for the resale of Registrable Securities registered thereon (“Remaining Registrable Securities”) pursuant to SEC Guidance, CMFT shall, no later than 90 days prior to the date such registration statement is expected to no longer be usable, use reasonable best efforts to prepare and file a new registration statement with respect to such Shelf Registration, as if the Holders of such Remaining Registrable Securities had requested a Shelf Registration with respect thereto pursuant to Section 2(a) and perform all actions required under this Agreement with respect to such Shelf Registration.

(d) If, by the third anniversary (the “Renewal Deadline”) of the initial effective date of a Shelf Registration Statement filed pursuant to Section 2(a) any of the Registrable Securities remain unsold by the Holders included on such Shelf Registration Statement, CMFT shall file, if it has not already done so and is eligible to do so, a new Shelf Registration Statement covering the Registrable Securities included on the prior Shelf Registration Statement and shall use reasonable best efforts to cause such Shelf Registration Statement to be declared effective on or prior to the Renewal Deadline. CMFT shall consult with and provide a copy of the proposed new Shelf Registration Statement to the Holders at least 10 Business Days prior to the contemplated filing of such Shelf Registration Statement with the Commission, and shall consider in good faith any modifications or changes the Holders may request within such time period prior to filing such new Shelf Registration Statement. CMFT shall take all other actions necessary or appropriate to permit the public offering and sale of the Registrable Securities to continue as contemplated in the prior Shelf Registration Statement (subject to any modifications agreed upon between CMFT and the Holders pursuant to this Section 2(d)).

Section 3. Demand Registration Rights.

(a) Subject to the provisions hereof, if CMFT is not, or is not reasonably anticipated to be, in compliance with its obligations under Section 2 to file and maintain the effectiveness of a Shelf Registration Statement on or at any time after the Listing Date, or if otherwise either of the Shelf Registration Conditions is not, or is not reasonably anticipated to be, satisfied on or at any time after the Listing Date, each Holder may request registration for resale under the Securities Act of all or part of the Registrable Securities owned by such Holder (a “Demand Registration”) (with such registration to be effective as promptly as practicable following the date of such request or the Listing Date (whichever occurs later)) by giving written notice thereof (a “Demand Notice”) to CMFT (which Demand Notice shall specify the number of Registrable Securities to be offered by such Holder and the intended methods of distribution). Subject to Section 4(a) below, CMFT shall use reasonable best efforts (i) to file a Demand Registration Statement registering for resale such number of Registrable Securities as requested to be so registered within 45 days in the case of a registration on Form S-3 (and 60 days in the case of a registration on Form S-11 or such other appropriate form) after CMFT’s receipt of a Demand Notice, and (ii) to cause such Demand Registration Statement to be declared effective by the Commission as soon as reasonably practicable thereafter; provided that CMFT shall not be required to file more than two (2) Demand Registration Statements in any 12-month period.

(b) Promptly (but in any event within three Business Days) after receipt of any Demand Notice under Section 3(a), CMFT shall give written notice of such requested registration (which shall specify the intended method of disposition of such Registrable Securities) to all other Holders of Registrable Securities (a “Company Notice”), and CMFT shall include (subject to the provisions of this Agreement) in such registration, all Registrable Securities of such Holders with respect to which CMFT has received written requests for inclusion therein within five Business Days after the delivery of such Company Notice (the “Demand Requesting Holders”); provided, that any such other Holder may withdraw its request for inclusion prior to the applicable registration statement becoming effective by notifying CMFT in accordance with Section 14(e). CMFT shall not include in a Demand Registration Statement CMFT Common Shares for sale for its own account or for the account of other security holders of CMFT without the prior written consent of the Demand Requesting Holders, and inclusion of such CMFT Common Shares shall remain subject to Section 4(a) in all respects.

Section 4. Priority; Underwriters.

(a) In the event of a Shelf Public Offering in respect of a Shelf Registration Statement or if a Demand Registration Statement is filed in connection with an Underwritten Offering and the managing Underwriters advise CMFT and the Holders in respect of such Shelf Public Offering or Demand Registration Statement that, in the reasonable opinion of the managing Underwriters, the number of securities proposed to be sold pursuant to a Shelf Public Offering in respect of a Shelf Registration Statement or a Demand Registration Statement exceeds the number of securities that can be sold in such Underwritten Offering without materially delaying or jeopardizing the success of such offering (including the offering price per security) (such maximum number of securities, the “Maximum Number of Shares”), CMFT shall include in such Shelf Public Offering in respect of a Shelf Registration Statement or Underwritten Offering in respect of a Demand Registration Statement only that number of securities that, in the reasonable opinion of the managing Underwriters, can be sold without materially delaying or jeopardizing the success of the offering (including the offering price per security), which securities shall be so included in the following order of priority, unless otherwise agreed by CMFT and the Holders covered by such Shelf Public Offering in respect of a Shelf Registration Statement or Underwritten Offering in respect of a Demand Registration Statement: (i) first, the Registrable Securities of the Requesting Holders pro rata in accordance with the number of Registrable Securities owned thereby, (ii) second, any securities CMFT proposes to sell for its own account, and (iii) third, any other securities that have been requested to be so included in such Shelf Public Offering in respect of a Shelf Registration Statement or Demand Registration Statement.

(b) If any of the Registrable Securities covered by a Shelf Public Offering in respect of a Shelf Registration Statement or Demand Registration Statement are to be sold in an Underwritten Offering, the Holders of a majority of the Registrable Securities to be included in such Shelf Public Offering in respect of a Shelf Registration Statement or on such Demand Registration Statement, as applicable, shall have the right to select the Underwriters (and their roles) in the offering and determine the structure of the offering and negotiate the terms of any underwriting agreement as they relate to the Requesting Holders, including the number of Registrable Securities to be sold (if not all Registrable Securities offered can be sold at the highest price offered by the Underwriters), the offering price and underwriting discount.

(c) Following the date of effectiveness of any Shelf Registration Statement or Demand Registration Statement, CMFT shall use reasonable best efforts to keep the Shelf Registration Statement or Demand Registration Statement, as applicable, continuously effective (including requirements that CMFT would need to meet to be S-3 Shelf Eligible), (i) for a period of not less than 180 days (or, if sooner, until all Registrable Securities have been sold under such Resale Registration Statement), which duration shall not count any Suspension Period, or, (ii) in the case of a Shelf Registration, until the earlier of the date (1) on which all of the securities covered by such Shelf Registration are no longer Registrable Securities and (2) on which CMFT cannot extend the effectiveness of such Shelf Registration because it is no longer S-3 Shelf Eligible.

Section 5. Piggyback Registration Rights.

(a) If at any time CMFT has determined to register any of its securities for its own account or for the account of other security holders of CMFT on any registration statement (other than on Form S-3 relating to any dividend reinvestment or similar plan or Forms S-4 or S-8) that permits the inclusion of the Registrable Securities (a “Piggyback Registration”), CMFT shall give the Holders written notice thereof promptly (but in no event less than 10 Business Days prior to the anticipated filing date) and, subject to Section 5(b), shall include in such Piggyback Registration Statement all Registrable Securities requested to be included therein pursuant to the written request (a “Piggyback Request”) of one or more Holders (the “Piggyback Holders”) received within 10 Business Days after delivery of CMFT’s notice. If a Piggyback Registration is effected pursuant to a registration statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), the Holders of Registrable Securities shall be notified by CMFT of and shall have the right, but not the obligation, to participate in any offering pursuant to such Piggyback Shelf Registration Statement, subject to the same limitations that are applicable to any other Piggyback Registration as set forth above.

(b) If a Piggyback Registration Statement or a Piggyback Shelf Registration Statement is filed in connection with a primary Underwritten Offering on behalf of CMFT, and the managing Underwriters advise CMFT that, in the reasonable opinion of the managing Underwriters, the number of CMFT Common Shares proposed to be included in such Piggyback Registration Statement or Piggyback Shelf Registration Statement exceeds the Maximum Number of Shares, CMFT shall include in such Piggyback Registration Statement or Piggyback Shelf Registration Statement, unless otherwise agreed by CMFT and the Majority Selling Holders, (i) first, the number of CMFT Common Shares that CMFT proposes to sell, and (ii) second, the Registrable Securities of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Securities requested to be included by each such Piggyback Holder).

(c) If a Piggyback Registration Statement is filed in connection with an Underwritten Offering on behalf of a holder of CMFT Common Shares other than under this Agreement, and the managing Underwriters advise CMFT that, in the reasonable opinion of the managing Underwriters, the number of CMFT Common Shares proposed to be sold pursuant to such Piggyback Registration Statement exceeds the Maximum Number of Shares, then CMFT shall include in such Piggyback Registration Statement, unless otherwise agreed by CMFT and such holder(s) (including, if applicable, a majority of the Piggyback Holders), (i) first, the Registrable Securities of Piggyback Holders (such number of shares shall be allocated among such Piggyback Holders on a pro rata basis according to the number of Registrable Securities requested to be included by each such Piggyback Holder, if necessary), (ii) second, the number of CMFT Common Shares requested to be included therein by any other holders and (iii) third, the number of CMFT Common Shares that CMFT proposes to sell.

(d) If any Piggyback Registration Statement is filed in connection with a primary or secondary Underwritten Offering, CMFT shall have the right to select the managing Underwriter or Underwriters to administer any such offering at its sole expense.

(e) CMFT shall not grant to any Person the right to request CMFT to register any CMFT Common Shares on a Piggyback Registration Statement unless such rights are consistent with the provisions of this Section 5.

(f) If at any time after receiving a Piggyback Request and prior to the effective date of the registration statement filed in connection with such registration CMFT shall reasonably determine for any reason not to register the securities originally intended to be included in such registration statement, CMFT may, at its election, give written notice of such determination to the Piggyback Holders and thereupon CMFT shall be relieved of its obligation to register such Registrable Securities in connection with the registration of securities originally intended to be included in such registration statement.

Section 6. Suspension.

Subject to the limitations set forth in this Section 6, CMFT shall be entitled to suspend its obligation to (a) file or submit (but not to prepare) any Resale Registration Statement pursuant to Section 2 or Section 3, (b) file or submit any amendment to such a Resale Registration Statement, (c) file, submit or furnish any supplement or amendment to a Prospectus included in such a Resale Registration Statement, (d) make any other filing with the Commission, (e) cause such a Resale Registration Statement or other filing with the Commission to become or remain effective or (f) take any similar actions or actions related thereto (including entering into agreements and actions related to the marketing of securities) (collectively, “Registration Actions”) (A) upon (i) the issuance by the Commission of a stop order suspending the effectiveness of any such Resale Registration Statement or the initiation of proceedings with respect to such a Resale Registration Statement under Section 8(d) or 8(e) of the Securities Act, (ii) the Board’s determination, in its good faith judgment, that any such Registration Action should not be taken because it would reasonably be expected to materially interfere with or require the public disclosure of any material corporate development or plan, including any material financing, securities offering, acquisition, disposition, corporate reorganization or merger or other transaction involving CMFT or any of its subsidiaries, (iii) CMFT possessing material non-public information regarding CMFT the disclosure of which (x) the Board determines, in its good faith judgment, would reasonably be expected to not be in the best interests of CMFT, (y) would, in the good faith determination of the Board, require any revision to the Resale Registration Statement so that it shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary or make the statements therein, in light of the circumstances under which they are made, not misleading and (z) CMFT is not otherwise required to disclose or (B) to the extent necessary to ensure compliance with CMFT’s insider trading policy. Upon the occurrence of any of the conditions described in clauses (i)-(iii) above in connection with undertaking a Registration Action, CMFT shall give prompt (and in no event less than five (5) days’) notice of such suspension (and whether such action is being taken pursuant to clause (i), (ii) or (iii) above) (a “Suspension Notice”) to the Holders. Upon the termination of such condition, CMFT shall give prompt notice thereof to the Holders and shall promptly proceed with all Registration Actions that were suspended pursuant to this Section 6. CMFT may only suspend Registration Actions pursuant to clause (ii) or (iii) above on two occasions during any period of 12 consecutive months for a reasonable time specified in the Suspension Notice but not exceeding an aggregate of 90 days (which period may not be extended or renewed) during such 12 consecutive month period (each such occasion, a “Suspension Period”). Each Suspension Period shall be deemed to begin on the date the relevant Suspension Notice is given to the Holders and shall be deemed to end on the earlier to occur of (1) the date on which CMFT gives the Holders a notice that the Suspension Period has terminated and (2) the date on which the number of days during which a Suspension Period has been in effect exceeds the 90-day limit during such 12 consecutive month period. If the filing of any Resale Registration Statement is suspended pursuant to this Section 6, once the Suspension Period ends the Holders requesting such registration may request a new Resale Registration Statement (and any such request shall not be counted as an additional Demand Notice for purposes of Section 3). Notwithstanding anything to the contrary in this Agreement, CMFT shall not be in breach of, or have failed to comply with, any obligation under this Agreement where CMFT acts or omits to take any action as required to comply with applicable law or any SEC Guidance. Each Holder shall keep confidential the fact that a Suspension Period is in effect unless otherwise notified by CMFT, except (a) for disclosure to the Holders of Registrable Securities covered by the applicable Resale Registration Statement and their employees, agents and professional advisers who reasonably need to know such information for purposes of assisting such Holders of securities covered by the applicable Resale Registration Statement with respect to its investment in the CMFT Common Shares or New OP Units and agree to keep it confidential, (b) for disclosures to the extent required in order to comply with reporting obligations to such Holder’s limited partners, stockholders, members, or other direct or indirect investors who are subject to confidentiality arrangements with such Holder, (c) if and to the extent such matters are publicly disclosed by CMFT or any of its subsidiaries or any other Person that, to the actual knowledge of such Holder, was not subject to an obligation or duty of confidentiality to CMFT or its subsidiaries, (d) as required by applicable law (provided, that the Holder gives prior written notice to CMFT of such requirement and the contents of the proposed disclosure to the extent it is permitted to do so under applicable law), and (e) for disclosure to any other Holder who is subject to the foregoing confidentiality requirement.

Section 7. Holdback Agreements.

(a) Each Holder of Registrable Securities that holds or beneficially owns at least 5% of the outstanding CMFT Common Shares agrees that in connection with any registered Underwritten Offering of CMFT Common Shares, and upon request from the managing Underwriter(s) for such offering, such Holder shall not, without the prior written consent of such managing Underwriter(s), during such period as is reasonably requested by the managing Underwriter(s) (which period shall in no event be longer than three (3) days prior to and one hundred eighty (180) days after the pricing of such offering), transfer any Registrable Securities. The foregoing provisions of this Section 7(a) shall not apply to offers or sales of Registrable Securities that are included in an offering pursuant to Section 2, Section 3 or Section 5 and shall be applicable to the Holders of Registrable Securities only if, for so long as and to the extent that CMFT, the directors and executive officers of CMFT, each selling stockholder included in such offering and each other Person holding or beneficially owning at least 5% of the outstanding CMFT Common Shares are subject to the same restrictions. Each Holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the managing Underwriter(s) that are consistent with the foregoing provisions of this Section 7(a) and are necessary to give further effect thereto.

(b) To the extent requested by the managing Underwriter(s) for the applicable offering, CMFT shall not effect any sale registered under the Securities Act or other public distribution of equity securities during the period commencing three (3) days prior to and ending one hundred eighty (180) days after the pricing of an Underwritten Offering pursuant to Section 2, Section 3 or Section 5, other than a registration (i) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of CMFT pursuant to any employee stock plan or other employee benefit arrangement), (ii) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 or any successor rule thereto) or (iii) in connection with any dividend or distribution reinvestment or similar plan.

Section 8. Registration Procedures.

If and whenever CMFT is required to effect the registration of any Registrable Securities pursuant to this Agreement, CMFT shall use reasonable best efforts to effect and facilitate the registration, offering and sale of such Registrable Securities in accordance with the intended method of disposition thereof as promptly as is reasonably practicable and, pursuant thereto, CMFT shall as promptly as reasonably practicable and as applicable:

(a) prepare and file with the Commission, as specified in this Agreement, each Resale Registration Statement, which shall comply as to form in all material respects with the requirements of the applicable form and include all exhibits and financial statements required by the Commission to be filed therewith, make all required filings in connection therewith and (if the Resale Registration Statement is not automatically effective upon filing) use its reasonable best efforts to cause such Resale Registration Statement to become effective as promptly as practicable in accordance with Section 4(c); provided that before filing a Resale Registration Statement or any amendments or supplements thereto, CMFT shall furnish to one counsel selected by the Holders holding a majority of the then issued and outstanding Registrable Securities for such registration copies of all documents proposed to be filed, which documents shall be subject to review by such counsel to the Holders at CMFT’s expense, and give the Holders participating in such registration an opportunity to comment on such documents and keep such Holders reasonably informed as to the registration process; provided, further, that CMFT shall not file any such amendments or supplements without the prior written consent of Holders holding a majority of the then issued and outstanding Registrable Securities;

(b) subject to Section 6, (i) prepare and file with the Commission such amendments and post-effective amendments to each such Resale Registration Statement as may be necessary to keep such Resale Registration Statement effective for the period described in Section 4(c), (ii) cause each Prospectus contained therein to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 or any similar rule that may be adopted under the Securities Act, and (iii) comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by each Resale Registration Statement during the applicable period in accordance with the intended method or methods of distribution specified by the Holders of Registrable Securities covered by such Resale Registration Statement;

(c) to the extent any “free writing prospectus” (as defined in Rule 405 under the Securities Act) is used, file with the Commission any free writing prospectus that is required to be filed by CMFT with the Commission in accordance with the Securities Act and retain any free writing prospectus not required to be filed;

(d) furnish to the Holders of Registrable Securities covered by a Resale Registration Statement, without charge, such number of copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as any such Holder may reasonably request in writing, in order to facilitate the public sale or other disposition of the Registrable Securities; subject to Section 6, CMFT hereby consents to the use of such Prospectus, including each preliminary Prospectus, by such Holders in connection with the offering and sale of the Registrable Securities covered by any such Prospectus;

(e) use reasonable best efforts to register or qualify, or obtain exemption from registration or qualification for, all Registrable Securities by the time the applicable Resale Registration Statement is declared effective by the Commission under all applicable state securities or “blue sky” laws of such domestic jurisdictions as any managing Underwriter or Holder of Registrable Securities covered by a Resale Registration Statement may reasonably request in writing, keep each such registration or qualification or exemption effective during the period such Resale Registration Statement is required to be kept effective pursuant to Section 4(c) and do any and all other acts and things that may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder;

(f) use its reasonable best efforts to cause all Registrable Securities covered by any registration statement to be registered with or approved by such other Governmental Entities or self-regulatory bodies (including, for the avoidance of doubt, FINRA) as may be necessary or reasonably advisable in light of the business and operations of CMFT to enable each Holder participating in the registration to consummate the disposition of such Registrable Securities in accordance with the intended method or methods of disposition thereof;

(g) promptly notify each Holder participating in the registration and the managing underwriters of any underwritten offering:

(i) each time when the registration statement, any pre-effective amendment thereto, the Prospectus or any Prospectus supplement or any post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment thereto, when the same has become effective;

(ii) of any oral or written comments by the Commission or of any request by the Commission for amendments or supplements to the registration statement or the Prospectus or for any additional information regarding such Holder;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation or threatening of any proceedings for any such purpose; and

(iv) of the receipt by CMFT of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the applicable securities or blue sky laws of any jurisdiction;

(h) notify each Holder participating in such registration, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any event that would cause the Prospectus included in such registration statement to contain an untrue statement of a material fact or to omit any fact necessary to make the statements made therein not misleading in light of the circumstances under which they were made, and, as promptly as practicable, prepare, file with the Commission and furnish to such Holder a reasonable number of copies of a supplement or amendment to such Prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus will not contain any untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(i) during the period of time set forth in Section 4(c), use reasonable best efforts to avoid the issuance of, or if issued, to obtain the withdrawal of, any order enjoining or suspending the use or effectiveness of a Resale Registration Statement or suspending the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable;

(j) not file or make any amendment to any registration statement with respect to any Registrable Securities, or any amendment of or supplement to the Prospectus used in connection therewith, that refers to any Holder covered thereby by name or otherwise identifies such Holder as the holder of any securities of CMFT without the consent of such Holder (such consent not to be unreasonably withheld or delayed), unless and to the extent such disclosure is required by law;

(k) upon request, furnish to each requesting Holder with Registrable Securities covered by a Resale Registration Statement, without charge, at least one conformed copy of such Resale Registration Statement and any post-effective amendment or supplement thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

(l) make available for inspection by any Holder participating in the registration, any underwriter participating in any underwritten offering pursuant to such Resale Registration Statement and any attorney, accountant or other agent retained by any such Holder or underwriter, all corporate documents, financial and other records relating to CMFT and its business reasonably requested by such Holder or underwriter, cause CMFT’s officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration or offering and make senior management of CMFT and CMFT’s independent accountants available for customary due diligence and drafting sessions; provided, that any Person gaining access to information or personnel of CMFT pursuant to this Section 8(l) shall (i) reasonably cooperate with CMFT to limit any resulting disruption to CMFT’s business and (ii) protect the confidentiality of any information regarding CMFT which CMFT determines in good faith to be confidential and of which determination such Person is notified, unless such information (A) is or becomes known to the public without a breach of this Agreement, (B) is or becomes available to such Person on a non-confidential basis from a source other than CMFT, (C) is independently developed by such Person, (D) is requested or required by a deposition, interrogatory, request for information or documents by a Governmental Entity, subpoena or similar process or (E) is otherwise required to be disclosed by law;

(m) except as provided in Section 6, upon the occurrence of any event contemplated by Section 8(h), use reasonable best efforts to promptly prepare a supplement or post-effective amendment to a Resale Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, such Prospectus shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and, upon request, promptly furnish to each requesting Holder a reasonable number of copies of each such supplement or post-effective amendment;

(n) enter into customary agreements and take all other action in connection therewith in order to expedite or facilitate the distribution of the Registrable Securities included in such Resale Registration Statement;

(o) cause (including seeking to cure in CMFT’s listing or inclusion application any deficiencies cited by the exchange or market) the listing or inclusion of all Registrable Securities on any securities exchange on which such Registrable Securities may then be listed on or included in, and enter into such customary agreements including a supplemental listing application and indemnification agreement in customary form;

(p) prepare and file in a timely manner all documents and reports required by the Exchange Act and, to the extent CMFT’s obligation to file such reports pursuant to Section 15(d) of the Exchange Act expires prior to the expiration of the effectiveness period of the Resale Registration Statement as required by Section 4(c) hereof, register the Registrable Securities under the Exchange Act and maintain such registration through the effectiveness period required by Section 4(c);

(q) (i) otherwise use reasonable best efforts to comply in all material respects with all applicable rules and regulations of the Commission, (ii) make generally available to its stockholders, as soon as reasonably practicable, earnings statements (which need not be audited) covering at least 12 months that satisfy the provisions of Section 11(a) of the Securities Act and

Rule 158 thereunder, and (iii) delay filing any Resale Registration Statement or Prospectus or amendment or supplement to such Resale Registration Statement or Prospectus to which any Holder of Registrable Securities covered by any Resale Registration Statement shall have reasonably objected on the grounds that such Resale Registration Statement or Prospectus or amendment or supplement does not comply in all material respects with the requirements of the Securities Act; provided, however, that CMFT may file such Resale Registration Statement or Prospectus or amendment or supplement following such time as CMFT shall have made a good faith effort to resolve any such issue with the objecting Holder and shall have advised the Holder in writing of its reasonable belief that such filing complies in all material respects with the requirements of the Securities Act;

(r) cause to be maintained a registrar and transfer agent for all Registrable Securities covered by any Resale Registration Statement from and after a date not later than the effective date of such Resale Registration Statement;

(s) in connection with any sale or transfer of the Registrable Securities (whether or not pursuant to a Resale Registration Statement) that would result in the securities being delivered no longer constituting Registrable Securities, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing (or book entries evidencing) the Registrable Securities to be sold, which certificates or book entries shall not bear any transfer restrictive legends arising under federal or state securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holders may request at least three Business Days prior to any sale of the Registrable Securities;

(t) cause management of CMFT to cooperate as may be reasonably requested with each of the Holders of Registrable Securities covered by a Resale Registration Statement, including by participating in roadshows, one-on-one meetings with institutional investors, and any request for information or other diligence request by any such Holder or any Underwriter; notwithstanding the foregoing, management of CMFT shall not be required to participate in roadshows or one-on-one meetings with institutional investors unless requested by one or more Holders of Registrable Securities having an aggregate value of at least $50 million;

(u) in connection with a public offering of Registrable Securities, whether or not such offering is an Underwritten Offering, use commercially reasonable efforts to obtain a customary “comfort” letter from the independent registered accountants for CMFT and any acquisition target of CMFT whose financial statements are required to be included or incorporated by reference in any Resale Registration Statement, in form and substance customarily given by independent registered public accountants in an Underwritten Offering addressed to the Underwriters, if any, and to the Holders of the Registrable Securities being sold pursuant to each Resale Registration Statement;

(v) in the case of an underwritten offering of Registrable Securities, make senior management of CMFT available, to the extent requested by the managing underwriter(s), to assist in the marketing of the Registrable Securities to be sold in such underwritten offering, including the participation of such members of senior management of CMFT in “road show” presentations and other customary marketing activities, including “one-on-one” meetings with prospective purchasers of the Registrable Securities to be sold in such underwritten offering, and otherwise facilitate, cooperate with, and participate in such underwritten offering and customary selling efforts related thereto, in each case to the same extent as if CMFT were engaged in a primary underwritten registered offering of its common stock;

(w) in the case of an underwritten offering of Registrable Securities, enter into such customary agreements (including underwriting and lock-up agreements in customary form) and take all such other customary actions as any Holder participating in such offering or the managing underwriter(s) of such offering reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities;

(x) execute and deliver all instruments and documents (including an underwriting agreement or placement agent agreement, as applicable in customary form) and take such other actions and obtain such certificates and opinions as sellers of the Registrable Securities being sold reasonably request in order to effect a public offering of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the offering is an Underwritten Offering, (A) make such representations and warranties to the Holders of such Registrable Securities and the Underwriters, if any, with respect to the business of CMFT and its subsidiaries, and the Resale Registration Statement and documents, if any, incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to Underwriters in Underwritten Offerings, and, if true, confirm the same if and when requested, and (B) use reasonable best efforts to furnish to the selling Holders and Underwriters of such Registrable Securities opinions and negative assurance letters of counsel to CMFT and updates thereof (which counsel and opinions (in form, scope and substance) are reasonably satisfactory to the managing Underwriters, if any, and one counsel selected by a majority of the selling Holders of the Registrable Securities), covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be reasonably requested by such counsel and any such Underwriters;

(y) furnish to each Holder and each underwriter, if any, participating in an offering of Registrable Securities (i) (A) all legal opinions of outside counsel to CMFT required to be included in the registration statement and (B) a written legal opinion of outside counsel to CMFT, dated the closing date of the offering, in form and substance as is customarily given in opinions of outside counsel to CMFT to underwriters in underwritten registered offerings; and (ii) (A) obtain all consents of independent public accountants required to be included in the registration statement and (B) on the date of the applicable Prospectus, on the effective date of any post-effective amendment to the registration statement and at the closing of the offering, dated the respective dates of delivery thereof, a “comfort letter” signed by CMFT’s independent public accountants in form and substance as is customarily given in accountants’ letters to underwriters in underwritten registered offerings;

(z) upon reasonable request by a Holder, file an amendment to any applicable Resale Registration Statement (or Prospectus supplement, as applicable), to name additional Holders of Registrable Securities or otherwise update the information provided by any such Holder in connection with such Holder’s disposition of Registrable Securities;

(aa) not later than the effective date of such registration statement, provide a CUSIP number for all Registrable Securities covered thereby and provide the applicable transfer agent with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; provided, that CMFT may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System; and

(bb) otherwise use its reasonable best efforts to take or cause to be taken all other actions necessary or reasonably advisable to effect the registration, marketing and sale of such Registrable Securities contemplated by this Agreement.

Section 9. Obligations of the Holders.

(a) CMFT may require the Holders to furnish in writing to CMFT such information regarding such Holder and the proposed method or methods of distribution of Registrable Securities by such Holder as CMFT may from time to time reasonably request in writing or as may be required to effect the registration of the Registrable Securities, and no Holder shall be entitled to be named as a selling stockholder in any Resale Registration Statement or use the Prospectus forming a part thereof if such Holder does not provide such information to CMFT.

(b) Each Holder agrees to, upon receipt of any notice from CMFT of the happening of any event of the kind described in Section 8(g)(ii), Section 8(g)(iii) or Section 8(h) hereof, immediately discontinue disposition of Registrable Securities pursuant to a Resale Registration Statement until (i) any such stop order is vacated, or (ii) if an event described in Section 8(g)(iii) or Section 8(h) occurs, such Holder’s receipt of the copies of the supplemented or amended Prospectus. If so directed by CMFT, such Holder shall deliver to CMFT (at the reasonable expense of CMFT) all copies, other than permanent file copies and the Prospectus covering such Registrable Securities that are then current at the time of receipt of such notice that are then in such Holder’s possession.

Section 10. Expenses of Registration. CMFT shall pay all Registration Expenses in connection with the registration and resale of the Registrable Securities pursuant to this Agreement and any other actions that may be taken in connection with the registration contemplated herein. Each Holder participating in a registration pursuant to Section 3 or Section 5 shall bear such Holder’s proportionate share (based on the total number of Registrable Securities sold in such registration) of all Selling Expenses relating to the sale or disposition of such Holder’s Registrable Securities pursuant to any Resale Registration Statement.

Section 11. Indemnification and Contribution.

(a) CMFT shall indemnify and hold harmless each Holder of Registrable Securities covered by a Resale Registration Statement, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, members, managers, stockholders, partners, limited partners, agents and employees of each of them, to the fullest extent permitted by applicable law, from and against any and all losses, claims, actions, damages, liabilities, costs (including reasonable attorneys’ fees) and expenses, joint or several (collectively, “Losses”), as incurred, arising out of or relating to (i) any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, or (ii) any violation or alleged violation by CMFT of the Securities Act, the Exchange Act or any state securities law, or any rule or regulation thereunder, in connection with the performance of its obligations under this Agreement; in each case, except to the extent, but only to the extent, that (A) such untrue statement or omission is based upon information regarding such Holder furnished in writing to CMFT by or on behalf of such Holder expressly for use therein, or (B) such information relates to such Holder or such Holder’s proposed method of distribution of the Registrable Securities and was approved in writing by or on behalf of such Holder expressly for use in the Resale Registration Statement, such Prospectus or in any amendment or supplement thereto.

(b) Each Holder of Registrable Securities covered by a Resale Registration Statement shall, severally and not jointly, indemnify and hold harmless CMFT, each director of CMFT, each officer of CMFT who shall sign a Resale Registration Statement, and each Person who controls any of the foregoing Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in a Resale Registration Statement or any Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, but only to the extent that such untrue statement or omission is based upon information regarding such Holder furnished in writing to CMFT by or on behalf of such Holder expressly for use therein. In no event shall any such indemnification liability of such Holder of Registrable Securities be greater in amount than the dollar amount of the proceeds received by such Holder of Registrable Securities upon the sale of the Registrable Securities giving rise to such indemnification obligation.

(c) Each party entitled to indemnification under this Section 11 (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, but the omission to so notify the Indemnifying Party shall not relieve it from any liability which it may have to the Indemnified Party pursuant to the provisions of this Section 11 except to the extent of the actual damages suffered by such delay in notification. The Indemnifying Party shall assume the defense of such action, including the employment of counsel to be chosen by the Indemnifying Party to be reasonably satisfactory to the Indemnified Party, and payment of expenses. The Indemnified Party shall have the right to employ its own counsel in any such case, but the legal fees and expenses of such counsel shall be at the expense of the Indemnified Party, unless (i) the employment of such counsel was authorized in writing by the Indemnifying Party in connection with the defense of such action, (ii) the Indemnifying Party has failed to assume the defense of such claim or action within a reasonable time after receipt of notice of such claim or action or (iii) the Indemnified Party shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to the Indemnifying Party (in which case the Indemnifying Party shall not have the right to direct the defense of such action on behalf of the Indemnified Party), in any of which events such fees and expenses shall be borne by the Indemnifying Party. No

Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to the entry of any judgment or enter into any settlement unless such judgment or settlement (x) includes an unconditional release by the claimant or plaintiff to such Indemnified Party from all liability in respect to such claim or litigation, and (y) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any Indemnified Party.

(d) If the indemnification provided for in this Section 11 is unavailable to a party that would have been an Indemnified Party under this Section 11 in respect of any Losses referred to herein, then each party that would have been an Indemnifying Party hereunder shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and such Indemnified Party, on the other hand, in connection with the statement or omission which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Indemnifying Party or such Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. CMFT and each Holder agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 11(d).

(e) No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 12. Rule 144. CMFT shall, at CMFT’s expense, for so long as any Holder holds any Registrable Securities, use reasonable best efforts to cooperate with the Holders, as may be reasonably requested by any Holder from time to time, to facilitate any proposed sale of Registrable Securities by the requesting Holder(s) in accordance with the provisions of Rule 144, including by using reasonable best efforts (i) to comply with the current public information requirements of Rule 144; (ii) to file with the Commission in a timely manner all reports and other documents required of CMFT under the Securities Act and the Exchange Act; (iii) furnish to any Holder of Registrable Securities, promptly upon written request, a written statement by CMFT as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and Exchange Act; and (iv) to provide opinions of counsel as may be reasonably necessary in order for such Holder to avail itself of such rule to allow such Holder to sell such Registrable Securities without registration under the Securities Act.

Section 13. Transfer of Registration Rights. The rights and obligations of a Holder under this Agreement may be transferred or otherwise assigned to a transferee or assignee of Registrable Securities, provided, (i) such transferee or assignee becomes a party to this Agreement or agrees in writing to be subject to the terms hereof to the same extent as if such transferee or assignee were an original party hereunder, and (ii) CMFT is given written notice by such Holder of such transfer or assignment stating the name and address of such transferee or assignee and identifying the securities with regard to which such rights and obligations are being transferred or assigned.

Section 14. Miscellaneous.

(a) Governing Law; Arbitration.

(i) This Agreement, and all Actions (whether in contract, tort or statute) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement), shall be governed by, and enforced in accordance with, the Laws of the State of Delaware, including its statutes of limitations, without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction (whether of the State of Delaware or any other jurisdiction) would be required thereby.

(ii) Notwithstanding anything to the contrary contained in this Agreement, all claims, disputes and controversies between CMFT and any of the Holders arising out of or in connection with this Agreement shall be resolved by binding arbitration in Los Angeles, California by the American Arbitration Association (the “AAA”), in accordance with this Section 14. Any arbitration called for by this Section 14 shall be conducted in accordance with the following procedures:

A. CMFT or any of the Holders (the “Requesting Party”) may demand arbitration pursuant to this Section 14 at any time by giving written notice of such demand (the “Arbitration Demand Notice”) to all of the Holders (in the case where CMFT is the Requesting Party) or CMFT and the other Holders (in the case where any of the Holders is a Requesting Party), which Arbitration Demand Notice shall describe in reasonable detail the nature of the claim, dispute or controversy.

B. Within fifteen (15) days after the giving of an Arbitration Demand Notice or such additional time as required by the AAA, the AAA shall select and designate in writing three (3) reputable and disinterested individuals willing to act as arbitrators of the claim, dispute or controversy in question.

C. The presentations of CMFT and the Holders in the arbitration proceeding shall be commenced and completed within sixty (60) days after the selection of the arbitration panel pursuant to clause (B) above, and the arbitration panel shall render its decision (and specify in reasonable detail its reasons therefor) in writing within thirty (30) days after the completion of such presentations. Any decision concurred in by any two (2) of the arbitrators shall constitute the decision of the arbitration panel, and unanimity shall not be required.

D. The arbitration panel shall include in its decision a direction that all of the attorneys’ fees and costs of any party or parties and the costs of such arbitration be paid by the losing party or parties in the arbitration. On the application of a party before or after the initial decision of the arbitration panel, and proof of its attorneys’ fees and costs, the arbitration panel shall order the other party to make any payments directed pursuant to the preceding sentence.

(iii) Any decision rendered by the arbitration panel in accordance herewith shall be final and binding on the applicable parties, and judgment thereon may be entered by any state or federal court of competent jurisdiction. Except as otherwise provided for in this Agreement or in any other Transaction Document, arbitration shall be the exclusive method available for resolution of claims, disputes and controversies arising between and among the parties relating to this Agreement and the conduct of CMFT and the Holders in relation to this Agreement, and CMFT and the Holders stipulate that the provisions of this Agreement shall be a complete defense to any suit, action or proceeding in any court or before any administrative or arbitration tribunal with respect to any such claim, controversy or dispute.

(b) Entire Agreement. This Agreement (including any exhibits or schedules hereto), together with the Contribution Agreement and the other Transaction Documents, constitutes the full and entire understanding and agreement and supersedes all other prior agreements and understandings, both written and oral, among the parties hereto with regard to the subject matter hereof.

(c) Interpretation and Usage. In this Agreement, unless there is a clear contrary intention: (i) when a reference is made to a section, an annex or a schedule, that reference is to a section, an annex or a schedule of or to this Agreement; (ii) the singular includes the plural and vice versa; (iii) reference to any agreement, document or instrument means that agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (iv) reference to any statute, rule, regulation or other law means that statute, rule, regulation or law as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law means that section or provision from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of that section or provision; (v) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision of this Agreement; (vi) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (vii) references to agreements, documents or instruments shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (viii) the terms “writing,” “written” and words of similar import shall be deemed to include communications and documents in e-mail, fax or any other similar electronic or documentary form.

(d) Amendment. No amendment, supplement, modification, waiver or termination of this Agreement shall be binding unless executed in writing by CMFT and the Holders of at least a majority of the Registrable Securities (it being understood that a modification of Schedule I hereto to reflect a transfer permitted by Section 13 shall not be deemed to require such approval). No provision of this Agreement may be waived except by an instrument in writing executed by the party against whom the waiver is to be effective.

(e) Notices. Each notice, demand, request, request for approval, consent, approval, disapproval, designation or other communication (each of the foregoing being referred to herein as a notice) required or desired to be given or made under this Agreement shall be in writing (except as otherwise provided in this Agreement), and shall be effective and deemed to have been received (i) when delivered in person, (ii) when sent by electronic transmission (provided that no failure message is generated) to the recipient’s e-mail address, (iii) five (5) days after having been mailed by certified or registered United States mail, postage prepaid, return receipt requested, or (iv) the next Business Day after having been sent by a nationally recognized overnight mail or courier service, receipt requested. Notices shall be addressed as follows: (A) if to a Holder, at such Holder’s address or e-mail address set forth on Schedule I hereto, or at such other address or e-mail address as such Holder shall have furnished to CMFT in writing, (B) if to any assignee or transferee of a Holder, at such address or e-mail address as such assignee or transferee shall have furnished to CMFT in writing, or (C) if to CMFT, at the address of its principal executive offices and addressed to the attention of the President, or at such other address or e-mail address as CMFT shall have furnished to the Holders. Any notice or other communication required to be given hereunder to a Holder in connection with a registration may instead be given to a designated representative of such Holder.

(f) Counterparts. This Agreement may be executed in any number of separate counterparts (including by means of facsimile or portable document format (.pdf)), each of which shall be enforceable against the parties actually executing such counterparts and each of which is an original but all of which taken together shall constitute one and the same instrument.

(g) Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision shall not affect the validity or enforceability of the other provisions hereof. If any provision, covenant or restriction of this Agreement is held by a court or other authority of competent jurisdiction to be invalid, void or unenforceable, or the application of such provision, covenant or restriction to any Person or any circumstance, is held by a court or other authority of competent jurisdiction to be invalid, void or unenforceable, (a) a suitable and equitable provision shall be substituted therefor in order to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (b) the remainder of this Agreement and the application of such provision, covenant or restriction to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application of such provision, in any other jurisdiction and the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

(h) Section Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

(i) Successors and Assigns. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Subject to Section 13, if any successor or permitted assignee of any Holder shall acquire Registrable Securities in any manner, whether by operation of law or otherwise, (a) such successor or permitted assignee shall be entitled to all of the benefits of a “Holder” under this Agreement and (b) such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such Person shall be conclusively deemed to have agreed to be bound by all of the terms and provisions hereof.

(j) Changes in Securities Laws. In the event that any amendment, repeal or other change in the securities laws shall render the provisions of this Agreement inapplicable, CMFT shall provide the Holders with substantially similar rights to those granted under this Agreement and use its reasonable best efforts to cause such rights to be as comparable as possible to the rights granted to the Holders hereunder.

(k) Termination; Survival. This Agreement shall terminate with respect to any Holder upon such time as such Holder ceases to hold or beneficially own any Registrable Securities, provided that the provisions of Section 10, Section 11 and this Section 14 shall survive such termination.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

CIM REAL ESTATE FINANCE TRUST, INC.

By:	/s/ Nathan DeBacker
Name:	Nathan DeBacker
Title:	Chief Financial Officer, Principal Accounting Officer and Treasurer

[Signature Page to Registration Rights Agreement]

HOLDERS:

CIM GROUP HOLDINGS, LLC

By:	/s/ David Thompson
Name:	David Thompson
Title:	Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

Schedule I

Holders of Registrable Securities Address, E-mail Address

CIM Group Holdings, LLC

c/o CIM Group

4700 Wilshire Boulevard

Los Angeles, CA 90010

Attn: Avraham Shemesh

Email: AShemesh@cimgroup.com

Schedule I